UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2026

PROCAP FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42995	39-2767031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Lexington Avenue, Floor 2

New York, New York 10022

(Address of principal executive offices, including zip code)

(305) 938-0912

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BRR	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BRRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 6, 2026 (the “Closing Date”), ProCap Financial, Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition of CFO Silvia, Inc, a Delaware corporation (“CFO Silvia”), pursuant to the Agreement and Plan of Merger, dated as of February 9, 2026 (the “Merger Agreement”), by and among the Company, Silvia Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of the Company (“Merger Sub”), CFO Silvia, Inflection Points Inc, a Delaware corporation (“Inflection Points”), Shain Noor (“Noor” and, together with Inflection Points, the “Sellers”), and Shain Noor, solely in his capacity as the stockholder representative (the “Stockholder Representative”). Pursuant to the Merger Agreement, Merger Sub merged with and into CFO Silvia, with CFO Silvia surviving as a direct wholly-owned subsidiary of the Company (the “Merger”).

The Merger was approved by the Company’s stockholders at the Company’s Annual Meeting of Stockholders held on March 27, 2026.

Merger Consideration. At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of CFO Silvia common stock was converted into the right to receive shares of the Company’s common stock, par value $0.001 per share (“Company Common Stock”), plus contingent rights to receive Escrow Shares and Earnout Shares, as described below.

The aggregate merger consideration consisted of (i) 8,100,000 shares, which was reduced to 7,516,951 shares (the “Closing Shares”) to account for certain unpaid liabilities as of the Closing Date, in accordance with the Merger Agreement, (ii) 900,000 shares of Company Common Stock (the “Escrow Shares”) deposited into escrow account with PNC Bank, N.A. acting as escrow agent, to serve as security for indemnification obligations under the Merger Agreement for a period of twelve (12) months, and (iii) up to 9,000,000 additional shares of Company Common Stock issuable as earnout consideration (the “Earnout Shares”) if the daily volume-weighted average trading price of Company Common Stock determined as of ten (10) day-period ending the day prior to the applicable determination date equals or exceeds $9.00 per share of Company Common Stock (the “Purchaser Trading Price”) (subject to adjustment for stock dividends, splits, and similar recapitalizations) during the five-year period following the Closing Date.

The Closing Shares and Escrow Shares were issued in reliance upon exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Closing Shares and the Escrow Shares has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Lock-Up Agreements. In connection with the closing of the Merger (the “Closing”), each of the Sellers and the holders (the “SAFE Holders”, and together with the Sellers, the “Holders”) of each outstanding simple agreement for future equity of CFO Siliva (each, a “SAFE”) entered into lock-up agreements with the Company (the “Lock-Up Agreements”). Under the Lock-Up Agreements, the Closing Shares and Escrow Shares issued at Closing are subject to transfer restrictions for a period ending on the later of (A) the six-month anniversary of the Closing Date and (B) the date on which the price of the Company Common Stock equals or exceeds the Purchaser Trading Price (subject to adjustment for stock dividends, splits, and similar recapitalizations). Earnout Shares, if issued, are subject to a six-month lock-up following the Earnout Release Date (as defined in the Merger Agreement). The Lock-Up Agreements contain customary exceptions for transfers to affiliates, family members, trusts, and for tax obligations, among others. In addition, pursuant to the Merger Agreement, for a period of two (2) years following the Closing Date, the Holders are subject to a separate restriction prohibiting participation in any repurchase by the Company of Company Common Stock.

Escrow. The Escrow Shares are being held in escrow for twelve (12) months following the Closing Date to secure the indemnification obligations of the Holders under Article VIII of the Merger Agreement. The indemnification obligations are subject to a basket amount of $150,000, after which indemnification is available from the first dollar.

Earnout. The Earnout Shares will be issued if, during the five-year period following the Closing Date, the Purchaser Trading Price equals or exceeds $9.00 per share of Company Common Stock (subject to adjustment for stock dividends, splits, and similar recapitalizations). The issuance of the Earnout Shares to Noor is additionally conditioned upon his continued employment with the Company or its affiliates (or his termination without cause) as of the Earnout Release Date.

Registration Rights Agreement. In connection with the Merger, the Company entered into a Registration Rights Agreement with the Holders, pursuant to which the Company agreed to register the resale of the Closing Shares, Escrow Shares, and Earnout Shares, if issued. Pursuant to the Registration Rights Agreement, a majority-in-interest of the then outstanding Registrable Securities (as defined in the Registration Rights Agreement) may make a written demand for registration of all or part of their Registrable Securities as soon as practicable, but not more than 45 days after the Company’s receipt of the demand for registration. The Company will not be obligated to effect more than three registrations pursuant to a demand registration. The Holders of Registrable Securities may at any time, request in writing that the Company register the resale of any or all of the Registrable Securities on Form S-3 or any similar short-form registration statement; within 30 days provided, however, that the Company will not be obligated to effect such request through an underwritten offering or if Form S-3 is not available. The Registration Rights Agreement also provides customary piggyback registration rights (subject to underwriter cutbacks) and allows the Company to postpone or withdraw the filing or effectiveness of a piggyback registration at any time in its sole discretion. Furthermore, the Registration Rights Agreement includes certain restrictions on registration rights if in the Company’s good faith the registration would be seriously detrimental to the Company. In such case, the Company will have the right to defer such filing for a period of not more than 30 days; provided, however, that the Company will not defer its obligation in this manner more than once in any 12-month period. The Registration Rights Agreement includes customary indemnification and contribution provisions and provides that the Company will bear registration expenses (excluding underwriting discounts and commissions and fees of selling Holders’ counsel above an agreed cap). Registration rights will terminate with respect to a Holder when such Holder’s shares may be sold without restriction under Rule 144, subject to customary conditions.

Non-Competition Agreement. In connection with the Merger, Noor entered into a Non-Competition and Non-Solicitation Agreement with the Company (the “Non-Competition Agreement”). The Non-Competition Agreement imposes a three-year restricted period, that among other things, limits Noor from becoming a control person of a company that operates in the same or substantially similar line of business as CFO Silvia in the United States and other covered markets, imposes employee and customer non-solicitation covenants and confidentiality on Noor, provides for mutual non-disparagement obligations, includes customary equitable-relief and fee-shifting remedies (with tolling during violations).

Tax Treatment. The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

SAFE Termination Agreements. At or prior to the Effective Time, all outstanding SAFEs were terminated pursuant to SAFE termination agreements (the “SAFE Termination Agreements”) by and among the Company, CFO Silvia, and each applicable SAFE Holder. Under the SAFE Termination Agreements, each SAFE was canceled and of no further force or effect, and each SAFE Holder became entitled to receive its pro rata portion of the Merger Shares, Escrow Shares, and Earnout Shares, if and when issued, allocable to such SAFE, in accordance with the terms of the Merger Agreement, in exchange for a release of claims arising under the applicable SAFE (subject to customary exceptions including fraud and willful misconduct).

The foregoing descriptions of the Merger Agreement, the form of Lock-Up Agreement, the Registration Rights Agreement, the Non-Competition Agreement, and the SAFE Termination Agreements do not purport to be complete and are qualified in their entirety by reference to the full texts of such agreements, copies of which are filed as Exhibits 2.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding completion of the Merger, including the description of the Merger Agreement and the transactions contemplated thereby, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of Closing Shares and Earnout Shares is incorporated herein by reference.

The Closing Shares and Earnout Shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Shain Noor as Chief Technology Officer

Effective as of the Closing Date, Shain Noor, age 26, was appointed as Chief Technology Officer of the Company, reporting to Anthony Pompliano, the Company’s Chief Executive Officer. Prior to joining the Company, Mr. Noor served as President and Chief Executive Officer of CFO Silvia since its founding. Mr. Noor is a co-founder of CFO Silvia and was responsible for the development and growth of the CFO Silvia AI platform.

There are no arrangements or understandings between Mr. Noor and any other persons pursuant to which Mr. Noor was selected as an officer. There are no family relationships between Mr. Noor and any director or executive officer of the Company. There are no transactions in which Mr. Noor has an interest requiring disclosure under Item 404(a) of Regulation S-K, other than as described herein and in the Company’s definitive proxy statement filed with the SEC on March 2, 2026.

Employment Agreement with Shain Noor

In connection with the Merger, the Company entered into an Employment Agreement with Mr. Noor, effective as of April 6, 2026 (the “Noor Employment Agreement”). The material terms of the Noor Employment Agreement are as follows:

Title: Chief Technology Officer, reporting to the Chief Executive Officer.

Base Salary: $700,000 per annum.

Signing Bonus: A one-time cash signing bonus of $5,000,000, payable within ninety (90) days following the start date, subject to Mr. Noor’s continued employment through the payment date.

Annual Bonus: Target annual performance-based cash bonus of $300,000, subject to approval by the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”).

Equity Award: Annual restricted stock unit awards with an aggregate grant date fair market value of $1,000,000, with the number of restricted stock units determined by dividing $1,000,000 by the fair market value of a share of the Company Common Stock on the grant date, vesting in equal annual installments over four (4) quarters, subject to continued employment.

Severance: In the event of termination without Cause or resignation for Good Reason, Mr. Noor is entitled to (i) six (6) months of base salary continuation, (ii) continued time-vesting of equity awards for six (6) months, and (iii) six (6) months of COBRA premium payments, in each case subject to execution of a release of claims. In the event of termination without Cause or resignation for Good Reason within six (6) months following a Change in Control, all unvested time-based equity awards will accelerate and vest in full.

At-Will Employment: Mr. Noor’s employment is at-will and may be terminated by either party at any time for any reason, subject to sixty (60) days’ prior written notice by Mr. Noor in the event of a voluntary resignation.

The foregoing description of the Noor Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Noor Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 6, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1#	Agreement and Plan of Merger, dated as of February 9, 2026, by and among ProCap Financial, Inc., Silvia Merger Sub, Inc., CFO Silvia, Inc, Inflection Points Inc, Shain Noor, and Shain Noor, as Stockholder Representative (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on February 9, 2026).
10.1*†	Employment Agreement, dated as of April 3, 2026, by and between ProCap Financial, Inc. and Shain Noor.
10.2†	Form of Lock-Up Agreement, dated as of April 6, 2026, by and between ProCap Financial, Inc. and each of the Sellers and SAFE Holders (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on February 9, 2026).
10.3*†+	Non-Competition and Non-Solicitation Agreement, dated as of April 6, 2026, by and between ProCap Financial, Inc. and Shain Noor.
10.4*	Registration Rights Agreement, dated as of April 6, 2026, by and among ProCap Financial, Inc. and the equityholders party thereto.
10.5	Form of SAFE Termination Agreement, dated as of April 6, 2026, by and among ProCap Financial, Inc., CFO Silvia, Inc, and each SAFE Holder party thereto. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on February 9, 2026)
99.1**	Press Release, dated April 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Filed herewith.

**Furnished herewith.

# Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule (or similar attachment) will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

+ Indicates a management contract or compensatory plan.

† Indicates certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K, Item 601(b)(2) or (10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCAP FINANCIAL, INC.

Date: April 6, 2026	By:	/s/ Anthony Pompliano
	Name:	Anthony Pompliano
	Title:	Chief Executive Officer